SEMIANNUAL REPORT JUNE 30, 2000

Prudential
National Municipals Fund, Inc.

Fund Type Tax-exempt bond

Objective High level of current income exempt from federal income taxes

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential National Municipals Fund invests primarily in long-term municipal bonds of medium quality, which offer a high level of current income that is exempt from federal income taxes. These bonds are varied among the states, maturities, and types of activity they support.
There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of total investments as of 6/30/00
21.7%  General Obligation Bonds
21.0   Other Revenue
18.0   Utility
14.9   Industrial Development
13.4   Transportation
 5.7   Miscellaneous
 4.8   Prerefunded
 0.5   Cash Equivalents

Credit Quality
Expressed as a percentage of total investments as of 6/30/00
47.8%  AAA Insured
 9.9   AAA
 8.1   AA
 9.0   A
21.2   BBB
 4.0   Not Rated

Ten Largest Issuers
Expressed as a percentage of net assets as of 6/30/00
 3.8%  TX Harris Cnty. Toll Rd. Rev.
 3.8   NY City
       Mun. Water Fin. Authority
 3.6   LA New Orleans,
       General Obligation
 2.9   CO Hsg. Fin. Authority
 2.7   IL Metro Pier & Expo. Authority
 2.4   OH State Water Dev. Authority
 2.1   PR Tel. Authority
 2.0   SC Piedmont Mun. Pwr. Agency
 1.9   ND Mercer Cntr., Pollution Cntrl.
       Rev., Antelope Valley Station
 0.8   OK Tulsa Mun. Arpt. Trust
                        www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1              As of 6/30/00
              Six    One         Five             Ten            Since
             Months  Year        Years           Years         Inception2
Class A       3.49%  1.36%   27.58% (23.75)  87.57% (81.94)  92.52% (86.74)
Class B       3.43   1.19    25.42  (24.42)  80.87  (80.87) 361.34 (361.34)
Class C       3.30   0.94    23.88  (22.64)       N/A        30.49 (29.18)
Class Z       3.69   1.68         N/A             N/A           -0.68
Lipper General
Muni Debt
Fund Avg.3    3.95   0.98        26.19            86.06           ***

Average Annual Total Returns1       As of 6/30/00
                      One          Five           Ten           Since
                     Year          Years         Years        Inception2
Class A             -1.68%     4.35% (4.33)   6.17% (6.15)   6.17% (6.15)
Class B             -3.81      4.47  (4.44)   6.11  (6.09)   7.87  (7.86)
Class C             -1.07      4.17  (4.14)       N/A        4.42  (4.40)
Class Z              1.68          N/A            N/A           -0.48

Distributions and Yields               As of 6/30/00

                 Total Distributions        30-Day      Taxable Equivalent Yield4 at tax rates of
                 Paid for Six Months       SEC Yield               36%          39.6%
Class A                0.37                  5.13                8.61%           9.12%
Class B                0.36                  5.03                8.44            8.94
Class C                0.34                  4.74                7.95            8.42
Class Z                0.39                  5.53                9.28            9.83

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 4/25/80;
Class C, 8/1/94; and Class Z 1/22/99.

3 Lipper average returns are for all funds in each share class for the six-months, one-, five-, and ten-year periods in the General Municipal Debt Fund category. The

Lipper average is unmanaged. General Municipal Debt funds invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

*** Lipper Since Inception returns are 92.19% for Class
A, 404.10% for Class B, 33.73% for Class C, and -1.94% for Class Z, based on all funds in each share class.

(LOGO)     August 14, 2000

Dear Shareholder,
After producing poor results in 1999, municipal bonds have generated solid returns thus far in 2000. During the six months ended June 30, 2000, the Prudential National
Municipals Fund's Class A shares returned 3.49% without considering the initial sales charge. The Lipper Average, which does not consider sales charges, returned 3.95%.

Municipals and long-term U.S. Treasuries were among a small handful of fixed-income securities that produced positive results during the first half of the year.
Generally speaking, the bond market has been adversely affected by rising short-term interest rates that have led to declining bond prices in most sectors of the market.

However, investors aggressively purchased 30-year
Treasury securities as the U.S. Treasury Department moved to limit its supply through a buy-back program. The
Department is seeking to lower the government's borrowing costs by repurchasing these bonds with higher relative yields. The combination of Fed-implemented interest rate hikes and the supply and demand imbalance that led to lower yields for long-term Treasury securities created an inverted yield curve (an anomaly that occurs when yields of short-term debt securities are higher than yields of longer-term debt securities). With regard to municipals, investors were drawn to the relative valuations and attractive after-tax yields offered by longer-term municipals.

A discussion of the developments in the municipal market and a detailed review of your Fund's investments follow.
As always, we appreciate your confidence and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential National Municipals Fund, Inc.

Prudential National Municipals Fund, Inc.
                                             www.prudential.com (800) 225-1852
Semiannual Report       June 30, 2000

Investment Adviser's Report

An impressive rebound in the municipal market
In the wake of last year's disappointing results, the municipal market staged a strong rally during the first two quarters of 2000. In 1999, the overall municipal market registered one of its worst years ever. An accelerating economy and inflationary concerns caused the Fed to increase its federal funds rate (the rate U.S.
banks charge each other for overnight loans) three times during the second half of the year. Bond prices fell across the board, and the municipal market was not spared.

A turnaround came during the first quarter of 2000, when yields fell sharply. As a result, bond prices rose (bond yields and prices move in opposite directions). Investors were drawn to the compelling values in many sectors of the municipal market. In addition, they were eager to purchase bonds with longer maturities as the Treasury moved to lower the supply of longer-term debt.

Performance during the second quarter of 2000 was more muted. A dramatic increase in equity market volatility generated greater enthusiasm for municipal bonds, and mutual fund outflows stabilized during this time.
Nonetheless, market volatility and uncertainty over further Fed action caused municipal yields to trade in a fairly narrow range. Despite this, the positive underlying fundamentals in the municipal market have led many investors to believe that further gains could soon occur.

A defensive stance as the year began
We had positioned the Fund defensively in the fourth quarter of 1999, and maintained this stance into 2000.
The Fund's duration (a measure of how much a portfolio's bonds will fluctuate in price in response to a change in interest rates) was lowered below that of its benchmark in order to provide a degree of protection in the event that yields continued to rise. In addition, we increased the Fund's exposure to cash equivalents in order to prepare for redemptions from expected "tax-loss swapping" and a decline in dealer liquidity as a result of potential Y2K-related computer disruptions.

Prudential National Municipals Fund, Inc.

Semiannual Report       June 30, 2000

While our defensive stance was successful in 1999, it faltered during the first quarter of 2000 when the market rebounded more quickly than we expected. During this period, municipal yields fell, and bonds with the longest maturities generated the strongest results.

Repositioning for success
The Fund's relative performance improved substantially during the second quarter of 2000. Several strategic initiatives were instituted that helped the Fund make up some of the ground it lost early in the year. First, we raised the Fund's duration from 7.8 years to approximately 10 years, bringing it in line with its benchmark. We accomplished this by selling 10-year issues in favor of securities with 20- to 30-year maturities.
This action proved beneficial, as we were able to generate strong results as rates declined.

In addition, we selectively purchased securities at depressed prices during periods of market weakness. For example, we purchased several hospital issues that were faring poorly due to concerns over reimbursement rates and increased competition. Buying these issues at discounted prices proved fortuitous, as their prices rose later in the period.

Looking ahead
As we look toward the remainder of the year, we are encouraged by the prospects for the municipal bond market. The supply of new-issue bonds has dropped off due to a decline in the refunding of existing bonds. Federal, state, and local governments have also been less apt to issue new debt, as the strong economy has led to increased tax revenues. The lower supply, coupled with what we believe will be an increase in demand for municipals, are two very positive underlying fundamentals for the municipal bond market.

                         www.prudential.com (800) 225-1852

Going forward, it's not clear what direction the U.S.
economy will ultimately take. However, it appears there are three possible scenarios. First, economic growth could reaccelerate, necessitating further interest rate hikes by the Fed. Second, the economy could fall into a recession. Third, we could experience a "soft landing," whereby growth falls to a more moderate and acceptable level. The longer the uncertainty about the economy's direction lingers, the more likely it is that volatility in the equity market will persist. This could also make municipal bonds appear more attractive in the eyes of investors, spurring further demand.

Prudential National Municipals Fund Management Team

Prudential National Municipals Fund, Inc.

Semiannual Report      June 30, 2000

Financial
     Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.9%
----------------------------------------------------------------------------------------
Alaska  0.1%
Alaska Ind. Dev. & Expt. Auth.
 Rev., Revolving Fd.                   A2         5.40%       4/01/01    $      775      $     778,736
----------------------------------------------------------------------------------------
Arizona  1.9%
Arizona St. Mun. Fin. Proj.,
 Cert. of Part., Ser. 25, B.I.G.       Aaa        7.875       8/01/14         2,250(h)       2,796,773
Pima Cnty. Ind. Dev. Auth. Rev.,
 F.S.A.                                Aaa        7.25        7/15/10         1,790          1,888,575
Pima Cnty. Uni. Sch. Dist., Gen.
 Oblig., F.G.I.C.,                     Aaa        7.50        7/01/10         3,000(f)       3,584,700
Tucson Cnty. Gen. Oblig.,
 Ser. A                                Aa3        7.375       7/01/11         1,000          1,193,030
 Ser. A                                Aa3        7.375       7/01/12         1,100          1,318,196
                                                                                         -------------
                                                                                            10,781,274
----------------------------------------------------------------------------------------
California  5.5%
Abag Fin. Auth. for Nonprofit
 Corps., Cert. of Part., Amer.
 Baptist Homes., Ser. A                BBB+(d)    6.20        10/01/27        1,200          1,008,924
Anaheim Pub. Fin. Auth. Lease Rev.,
 Ser. 641A, F.S.A., R.I.T.E.S.         NR         8.908       9/01/16         2,210(c)(i)     2,789,882
 Ser. 641B, F.S.A., R.I.T.E.S.         NR         8.908       9/01/24         1,815(c)(i)     2,096,452
Encinitas Union Sch. Dist., Gen.
 Oblig., M.B.I.A                       Aaa        Zero        8/01/21         3,810          1,115,720
Foothill / Eastern Corridor
 Agcy., Toll Rd. Rev., Ser. A          Aaa        Zero        1/01/23         5,000          1,348,250
Long Beach Aquarium of the
 Pacific Rev., Ser. A, A.M.T.          BBB(d)     6.125       7/01/23         6,000          5,558,520
Long Beach Harbor Rev., Ser. A,
 F.G.I.C., A.M.T.                      Aaa        6.00        5/15/18         4,000          4,234,840
Los Angeles Uni. Sch. Distr.,
 Ser. A,
 F.G.I.C.                              Aaa        6.00        7/01/15         1,000          1,090,270
Pittsburg Redev. Agy., Tax
 Alloc.,
 Los Medanos Comm. Dev. Proj.          Aaa(d)     Zero        8/01/25         2,000            456,120
 Los Medanos Comm. Dev. Proj.          Aaa(d)     Zero        8/01/30         5,000            844,350

    See Notes to Financial Statements                                      7

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
San Joaquin Hills Trans. Corr. Agcy.,
 Toll Rd. Rev.                         Aaa        Zero        1/01/25    $   10,000      $   2,405,700
 Toll Rd. Rev.                         Aaa        Zero        1/01/26        10,000          2,269,800
Santa Margarita Dana Point Auth.
 Rev., M.B.I.A.,
 Ser. 644C, R.I.T.E.S.                 NR         12.674%     8/01/09           665(i)       1,034,906
 Ser. 644D, R.I.T.E.S.                 NR         12.674      8/01/10           810(i)       1,291,950
 Ser. 644G, R.I.T.E.S.                 NR         12.674      8/01/14           660(i)       1,091,627
West Contra Costa Sch. Dist.,
 Cert. of Part., Ref.                  Baa3       7.125       1/01/24         1,600          1,664,080
                                                                                         -------------
                                                                                            30,301,391
----------------------------------------------------------------------------------------
Colorado  5.6%
Arapahoe Cnty. Cap. Impvt. Trust
 Fund, Hwy. Rev., Ser. E-470           Aaa        7.00        8/31/26         3,000(b)       3,364,590
Colorado Hsg. Fin. Auth., A.M.T.
 Singl. Fam. Proj.                     Aa2        8.00        6/01/25         1,975          2,090,775
 Singl. Fam. Proj., Ser. A-2           Aa2        7.25        5/01/27         1,710          1,823,801
 Singl. Fam. Proj., Ser. B-1           Aa2        7.90        12/01/25        1,185          1,232,542
 Singl. Fam. Proj., Ser. C-1,
 M.B.I.A.                              Aaa        7.65        12/01/25        2,875          3,009,722
 Singl. Fam. Proj., Ser. C-2           Aa2        6.875       11/01/28        3,500          3,660,545
 Singl. Fam. Proj., Ser. C-2           Aa2        7.05        4/01/31         4,000          4,355,520
Colorado Springs Arpt. Rev., Ser.
 A., A.M.T.                            BBB+(d)    7.00        1/01/22         7,960(f)       8,251,017
Denver Hlth. & Hosp. Auth.,
 Healthcare Rev., Ser. A               Baa2       5.375       12/01/28        4,000          3,107,840
                                                                                         -------------
                                                                                            30,896,352
----------------------------------------------------------------------------------------
Connecticut  1.3%
Connecticut St. Hlth. & Edu.
 Facs. Auth. Rev., Univ. of
 Hartford,
 Ser. D                                Ba1        6.75        7/01/12         5,725(h)       5,833,088
Connecticut St. Spec. Tax Oblig.
 Rev., Trans. Infrastructure,
 Ser. A                                A1         7.125       6/01/10         1,000          1,144,490
                                                                                         -------------
                                                                                             6,977,578

    8                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
District of Columbia  0.2%
Dist. of Columbia, Gen. Oblig.,
 Ser. B, M.B.I.A.                      Aaa        6.00%       6/01/13    $    1,000      $   1,057,150
----------------------------------------------------------------------------------------
Florida  2.7%
Broward Cnty. Res. Rec. Rev.,
 Broward Co. L.P. South Proj.          A3         7.95        12/01/08        7,445          7,683,166
Florida St. Brd. of Ed., Gen.
 Oblig.                                Aa2        9.125       6/01/14         1,260(b)(h)     1,675,031
Hillsborough Cnty. Ind. Dev.
 Auth.
 Poll. Ctrl. Rev., Tampa Elec.
 Proj.                                 Aa3        8.00        5/01/22         5,000          5,409,450
                                                                                         -------------
                                                                                            14,767,647
----------------------------------------------------------------------------------------
Georgia  2.5%
Burke Cnty. Dev. Auth., Poll.
 Cntrl. Rev., M.B.I.A.,
 Georgia Pwr. Co.                      Aaa        6.625       10/01/24          500(h)         510,075
 Oglethorpe Pwr. Co.                   Aaa        8.00        1/01/22         5,000(h)       5,513,850
 Oglethorpe Pwr. Co., E.T.M.           Aaa        7.50        1/01/03           557            577,247
Forsyth Cnty. Sch. Dist. Dev.
 Rev.                                  Aa3        6.75        7/01/16           500            568,595
Fulton Cnty. Sch. Dist. Rev.           Aa2        6.375       5/01/17           750(h)         826,620
Georgia Mun. Elec. Auth. Pwr.
 Rev., Ser. B, M.B.I.A.                Aaa        6.375       1/01/16         5,000(h)       5,490,950
Green Cnty. Dev. Auth. Indl. Park
 Rev.                                  NR         6.875       2/01/04           325            333,379
                                                                                         -------------
                                                                                            13,820,716
----------------------------------------------------------------------------------------
Guam  0.2%
Guam Pwr. Auth. Rev., Ser. A           BBB+(d)    6.625       10/01/14        1,000(b)       1,099,520
----------------------------------------------------------------------------------------
Hawaii  0.2%
Hawaii St. Dept. Budget & Fin.
 Spl. Purp. Mtg. Rev., Hawaiian
 Elec. Co., Ser. C, M.B.I.A.,
 A.M.T.                                Aaa        7.375       12/01/20          500            514,955
Hawaii St. Harbor Cap. Impvt.
 Rev., A.M.T. F.G.I.C.                 Aaa        6.25        7/01/15           500            515,350
                                                                                         -------------
                                                                                             1,030,305

    See Notes to Financial Statements                                      9

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Illinois  6.9%
Chicago Brd. of Ed.,
 Gen. Oblig., F.G.I.C.                 Aaa        Zero        12/01/19   $    2,000      $     628,560
 Gen. Oblig., F.G.I.C., Ser. B-1       Aaa        Zero        12/01/12        1,500            749,070
Chicago City Colleges,
 Gen. Oblig., F.G.I.C.                 Aaa        Zero        1/01/24         5,000          1,212,450
 Gen. Oblig., F.G.I.C.                 Aaa        Zero        1/01/25        10,000          2,277,600
Chicago Single Fam. Mtge Rev.,
 Ser. A, F.N.M.A.                      AAA(d)     7.15%       9/01/31         3,500          3,838,555
Chicago, Gen. Oblig.,
 Cap. Apprec. City Colleges,
 F.G.I.C.                              Aaa        Zero        1/01/16        13,500          5,513,940
 Ser. A, F.G.I.C.                      Aaa        6.75        1/01/35         5,000          5,472,650
Cook and Du Page Cntys., High
 Sch. Dist No. 210, Gen. Oblig.,
 F.S.A.                                Aaa        Zero        12/01/11        3,035          1,635,137
Illinois Dev. Fin. Auth. Rev.,
 Cmnty. Rehab. Providers, Ser. A       BBB(d)     6.00        7/01/15         2,000          1,764,480
Metropolitan Pier & Expo. Auth.,
 Hosptlty. Fac. Rev., McCormick
 Pl. Conv.                             BBB(d)     7.00        7/01/26        12,910         14,929,898
                                                                                         -------------
                                                                                            38,022,340
----------------------------------------------------------------------------------------
Indiana  0.3%
Gary Ind. Mtge. Rev., Lakeshore
 Dunes Apts., Ser. A, G.N.M.A.         AAA(d)     6.00        8/20/34         2,000          1,946,080
----------------------------------------------------------------------------------------
Kentucky  2.8%
Henderson Cnty. Solid Waste Disp.
 Rev., Macmillan Bloedel Proj.,
 A.M.T.                                Baa2       7.00        3/01/25         6,000          6,102,840
Kenton Cnty. Arpt. Brd. Rev.,
 Ser. A, A.M.T., M.B.I.A.              Aaa        6.30        3/01/15         6,250          6,561,500
Louisville & Jefferson Cnty. Met.
 Swr. Dist. Rev., Ser. A,
 F.G.I.C.                              Aaa        5.00        5/15/30         3,000          2,637,930
                                                                                         -------------
                                                                                            15,302,270

    10                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Louisiana  5.8%
New Orleans,
 Gen. Oblig. Ref., F.G.I.C.            Aaa        5.50%       12/01/21   $   12,000      $  11,675,760
 Gen. Oblig., A.M.B.A.C.               Aaa        Zero        9/01/09        13,500          8,326,665
Orleans Parish Sch. Brd., E.T.M.,
 M.B.I.A.                              Aaa        8.90        2/01/07         5,780(h)       7,060,732
St. Charles Parish, Env. Impt.
 Rev., Louisiana Pwr. & Lt. Co.
 Proj., Ser. A, A.M.T.                 Baa2       6.875       7/01/24         5,000          5,029,200
                                                                                         -------------
                                                                                            32,092,357
----------------------------------------------------------------------------------------
Maryland  2.8%
Baltimore, Econ. Dev. Lease Rev.,
 Armistead Partnership, Ser. A         BBB+(d)    7.00        8/01/11         1,000          1,028,590
Maryland St. Hlth. & Higher Edu.
 Facs. Auth. Rev.,
 Doctor's Cmnty. Hosp.                 Baa1       5.50        7/01/24         3,000          2,324,310
 Univ. Maryland Med. Sys.              Baa1       6.75        7/01/30         5,000(h)       5,034,700
Maryland St. Ind. Dev. Fin. Auth.
 Rev., Amer. Ctr. Physics
 Headqrtrs.                            BBB(d)     6.625       1/01/17         1,000          1,002,500
Montgomery Cnty., Gen. Oblig.          Aaa        9.75        6/01/01           450            471,186
Northeast Waste Disp. Auth. Rev.,
 Baltimore City Sludge Corp.
 Proj.                                 NR         7.25        7/01/07         3,446          3,544,659
 Montgomery Cnty. Res. Rec.
 Proj., Ser. A                         A2         6.00        7/01/07         1,000          1,024,070
Takoma Park Hosp. Facs. Rev.,
 Washington Adventist Hosp.,
 F.S.A.                                Aaa        6.50        9/01/12         1,000(h)       1,113,180
                                                                                         -------------
                                                                                            15,543,195
----------------------------------------------------------------------------------------
Massachusetts  1.6%
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev., Mass. Inst. of Tech.
 Ser. I-1                              Aaa        5.20        1/01/28         1,500(h)       1,394,505

    See Notes to Financial Statements                                     11

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Mass. St. Tpke. Auth. Met. Hwy.
 Sys. Rev., M.B.I.A.                   Aaa        5.00%       1/01/37    $    9,000      $   7,767,630
                                                                                         -------------
                                                                                             9,162,135
----------------------------------------------------------------------------------------
Michigan  6.3%
Detroit Econ. Dev. Corp., Res.
 Rec. Rev., Ser. A, F.S.A.,
 A.M.T.                                Aaa        6.875       5/01/09           920            952,504
Detroit Sewage. Disp. Rev.,
 Prerefunded Inflos                    AAA(d)     6.655       7/01/23           800(b)         849,000
 Unrefunded Balance Inflos             Aaa        6.655       7/01/23           200            185,500
Detroit Wtr. Supply Sys. Rev.,
 Ser. B, M.B.I.A.                      Aaa        5.55        7/01/12         1,000          1,031,860
Dexter Cmnty. Schs., Gen. Oblig.,
 F.G.I.C.                              Aaa        5.10        5/01/28        10,000(h)       9,108,500
Dickinson Cnty. Mem. Hosp. Sys.
 Rev.                                  Ba1        8.00        11/01/14        1,000          1,128,770
Huron Valley Sch. Dist., Gen.
 Oblig., F.G.I.C.                      Aaa        Zero        5/01/10         3,500          2,072,280
Kalamazoo Econ. Dev. Corp. Rev.,
 Friendship Vlg., Ser. A               BBB(d)     6.125       5/15/17         1,000            887,380
Michigan Higher Ed. Rev., Ser.
 XIII-A, M.B.I.A., A.M.T.              Aaa        7.55        10/01/08          155            158,825
Michigan Mun. Bd. Auth. Rev.,
 Wayne Cnty. Proj., M.B.I.A.,
 E.TM.                                 Aaa        7.40        12/01/02          500            518,555
Michigan St. Hosp. Fin. Auth.
 Rev.,
 Bay Med. Ctr., Ser. A                 A3         8.25        7/01/12         1,920          1,958,573
 Genesys Hlth. Sys., Ser. A            Baa2       8.125       10/01/21        1,000(b)       1,165,700
 Genesys Hlth. Sys., Ser. A            Baa2       7.50        10/01/27          500(b)         560,495
 Presbyterian Vlg. Oblig.              NR         6.375       1/01/25           800            711,560
Michigan St. Hsg. Dev. Auth.
 Rev.,
Rental Hsg., Ser. B                    AA-(d)     7.55        4/01/23         1,000          1,032,030
 Rental Hsg., Ser. A, A.M.T.           AA-(d)     7.15        4/01/10           140            145,642
 Rental Hsg., Ser. A, A.M.T.           AA-(d)     7.70        4/01/23           500            516,485
Sngl. Fam. Mtge., Ser. A               AA+(d)     7.50        6/01/15         2,905          2,966,354

    12                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Michigan St. Strategic Fd., Ltd.
 Oblig. Rev., Waste Mgmt. Inc.
 Proj., A.M.T.                         Ba1        6.625%      12/01/12   $    1,500      $   1,464,630
Monroe Cnty. Poll. Ctrl. Rev.,
 Detroit Edison Co. Proj.,
 F.G.I.C., A.M.T.                      Aaa        7.65        9/01/20         2,000(h)       2,048,700
Oak Park, A.M.B.A.C.,
 Gen. Oblig.                           Aaa        7.00        5/01/12           400(b)         422,132
 Gen. Oblig.,                          Aaa        7.00        5/01/11           375(b)         395,749
Okemos Pub. Sch. Dist.,
 M.B.I.A.                              Aaa        Zero        5/01/12         1,100            576,092
 M.B.I.A.                              Aaa        Zero        5/01/13         1,000            490,320
Wayne Cnty. Bldg. Auth., Ser. A        A3         8.00        3/01/17         1,250(b)       1,338,287
Wyandotte Elec. Rev., Gen.
 Oblig., M.B.I.A.                      Aaa        6.25        10/01/08        2,000(h)       2,132,660
                                                                                         -------------
                                                                                            34,818,583
----------------------------------------------------------------------------------------
Minnesota  2.9%
Minneapolis & St. Paul Met.
 Arpts., Comm. Arpt. Rev., Ser.
 A, A.M.B.A.C.                         Aaa        5.00        1/01/22         9,085          8,188,038
Minneapolis St. Paul Hsg. Fin.
 Brd. Rev., Single Fam. Mtge.,
 G.N.M.A., A.M.T.                      AAA(d)     7.30        8/01/31           570            581,565
Minnesota Agric. & Econ. Dev.
 Brd. Rev., Fairview Hlth. Care
 Sys., Ser. A                          A2         6.375       11/15/22        7,000          6,945,820
St. Paul Science Museum, Cert. of
 Part., E.T.M.                         AAA(d)     7.50        12/15/01          315(h)         323,971
                                                                                         -------------
                                                                                            16,039,394
----------------------------------------------------------------------------------------
Missouri  0.7%
Missouri St. Hsg. Dev. Comn. Mtge
 Rev., Single Fam. Homeowner Ln.,
 Ser. A, G.N.M.A., A.M.T.              AAA(d)     7.20        9/01/26         3,610          3,772,992

    See Notes to Financial Statements                                     13

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Nevada  1.7%
Clark Cnty. Indl. Dev. Rev.,
 Southwest Gas Corp., Ser. A,
 A.M.T.                                Baa2       6.50%       12/01/33   $   10,000      $   9,479,600
----------------------------------------------------------------------------------------
New Hampshire  2.0%
Manchester Hsg. & Redev. Auth.
 Rev.,
 Cap. Apprec., Ser. B, A.C.A.          Baa3       Zero        1/01/24         4,740            951,555
 Cap. Apprec., Ser. B, A.C.A.          Baa3       Zero        1/01/27         4,140            673,619
 Cap. Apprec., Ser. B, A.C.A.          Baa3       Zero        1/01/30         4,640            611,227
New Hampshire Higher Ed. & Hlth.
 Facs. Auth. Rev.,
 New Hampshire College                 BBB-(d)    6.30        1/01/16           500            476,365
 New Hampshire College                 BBB-(d)    6.375       1/01/27         2,000          1,840,140
New Hampshire Hlth. & Ed. Facs.
 Auth. Rev., College Issue             BBB-(d)    7.50        1/01/31         3,000          3,007,230
New Hampshire St. Ind. Dev.
 Auth., Poll. Ctrl. Rev., Proj. A      Ba3        7.65        5/01/21         3,420          3,500,165
                                                                                         -------------
                                                                                            11,060,301
----------------------------------------------------------------------------------------
New Jersey  1.4%
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev., Hackensack Univ.
 Med. Ctr.                             A3         6.00        1/01/34         8,000          7,863,920
----------------------------------------------------------------------------------------
New York  9.3%
Metropolitan Trans. Auth., Trans.
 Facs. Rev., Ser. A, F.S.A.            Aaa        6.00        7/01/16         2,500          2,581,675
New York City Ind. Dev. Agcy.,
 Rev., Brooklyn Navy Yard Cogen
 Partners, A.M.T.                      Baa3       5.65        10/01/28        2,000          1,730,520
New York City Mun. Wtr. Fin. Auth.,
 Wtr.& Swr. Sys. Rev., F.G.I.C.        Aaa        6.75        6/15/16        10,565(f)      10,861,454
 Wtr.& Swr. Sys. Rev., Ser. B          Aa3        6.00        6/15/33        10,000         10,152,100
New York City, Gen. Oblig.,
 Ser. F                                A3         8.25        11/15/02          815            862,996
 Ser. D                                A3         8.00        8/01/03            70(h)          73,401

    14                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
 Ser. D                                A3         8.00        8/01/04    $       30(h)   $      31,457
 Ser. A                                A3         7.75        8/15/04            15             15,664
 Ser. B                                A3         8.25        6/01/06         1,500          1,743,540
 Ser. D                                A3         7.65        2/01/07            45             47,439
 Ser. B                                A3         7.25        8/15/07         3,500          3,947,895
New York St. Dorm. Auth. Rev.,
 City Univ., F.S.A.                    Aaa        5.00        7/01/28         5,000          4,407,450
 Mem. Sloan Kettering Cancer
 Ctr., M.B.I.A.                        Aaa        5.50        7/01/23         4,000          3,893,160
New York St. Env. Facs. Corp.,
 Poll. Ctrl. Rev.                      Aaa        5.80        1/15/14         1,280          1,318,848
New York St. Urban Dev. Corp.
 Rev. Ref., F.S.A., Correctional
 Facs.                                 Aaa        6.50        1/01/09         3,000          3,289,020
New York, Gen. Oblig., Ser. A,
 F.S.A.                                Aaa        6.00        5/15/30         6,430          6,566,444
                                                                                         -------------
                                                                                            51,523,063
----------------------------------------------------------------------------------------
North Dakota  1.9%
Mercer Cnty. Poll. Ctrl. Rev.,
 Antelope Valley Station,
 A.M.B.A.C.                            Aaa        7.20        6/30/13         9,000(h)      10,447,920
----------------------------------------------------------------------------------------
Ohio  3.0%
Franklin Cnty. Hosp. Rev.,
 Doctors Ohio Hlth. Corp., Ser. A      Baa3       5.60        12/01/28        5,000(h)       3,592,550
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs. Rev., Buckeye Pwr.
 Inc. Proj., A.M.B.A.C.                Aaa        7.80        11/01/14       11,825         13,207,579
                                                                                         -------------
                                                                                            16,800,129
----------------------------------------------------------------------------------------
Oklahoma  3.2%
McGee Creek Auth. Wtr. Rev.,
 M.B.I.A.                              Aaa        6.00        1/01/23         7,000          7,311,500
Tulsa Mun. Arpt. Trust Rev.,
 A.M.T.                                Baa1       7.375       12/01/20       10,000         10,165,000
                                                                                         -------------
                                                                                            17,476,500

    See Notes to Financial Statements                                     15

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Pennsylvania  4.7%
Beaver Cnty. Ind. Dev. Auth.,
 Poll. Cntrl. Rev., Ohio Edison
 Co. Proj., Ser. A                     Baa3       4.65%       6/01/33    $    5,000      $   4,770,450
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.                   BBB-(d)    5.60        7/01/10           685            628,885
Delaware Cnty. Ind. Dev. Auth.
 Rev., Res. Rec. Fac., Ser. A          B2         6.20        7/01/19         3,000          2,616,540
Montgomery Cnty. Ind. Dev. Auth.,
 Retirement Cmnty. Rev.                A-(d)      5.25        11/15/28        2,000          1,562,900
Philadelphia Hosp. & Higher Edl.
 Facs. Auth. Rev., Children's
 Seashore House, Ser. A                A-(d)      7.00        8/15/03         1,000          1,033,180
Philadelphia, Gen. Oblig.,
 F.S.A.                                Aaa        5.00        3/15/28         7,500          6,567,075
 M.B.I.A.                              Aaa        5.00        5/15/25         3,000          2,653,470
Westmoreland Cnty., Pennsylvania
 Ind. Dev. Auth. Rev., Valley
 Landfill Proj.                        BBB(d)     5.10        5/01/18         7,000          6,096,090
                                                                                         -------------
                                                                                            25,928,590
----------------------------------------------------------------------------------------
Puerto Rico  2.9%
Puerto Rico Comnwlth., Gen.
 Oblig.                                Baa1       6.50        7/01/13         3,000          3,368,280
 Hwy. & Trans. Auth. Rev., Ser.
 A, A.M.B.A.C.                         Aaa        Zero        7/01/18         2,500            910,500
Puerto Rico Tel. Auth. Rev.,
 M.B.I.A.                              Aaa        6.16        1/25/07         4,100(b)(c)     4,264,000
 M.B.I.A.                              Aaa        6.715       1/16/15         7,150(c)(h)     7,570,063
                                                                                         -------------
                                                                                            16,112,843
----------------------------------------------------------------------------------------
South Carolina  3.7%
Charleston Wtrwks. & Swr. Rev.,
 E.T.M.                                Aaa        10.375      1/01/10         7,415(h)       9,476,518
Piedmont Mun. Pwr. Agcy. Elec.
 Rev., M.B.I.A.                        Aaa        5.375       1/01/25        11,415(g)      10,827,470
                                                                                         -------------
                                                                                            20,303,988

    16                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Tennessee  2.7%
Bristol Hlth. & Edl. Fac. Rev.,
 Bristol Memorial Hosp., F.G.I.C.      Aaa        6.75%       9/01/10    $    5,000(f)   $   5,593,050
McMinn Cnty. Ind. Dev. Brd. Solid
 Waste Rev., Recycling Fac.,
 A.M.T.                                Ba1        7.40        12/01/22        5,000          5,143,100
Shelby Cnty. Hlth. Edu. & Hsg.
 Facs. Brd. Rev., St. Judes
 Childrens Research                    Aaa        5.375       7/01/29         5,000          4,516,000
                                                                                         -------------
                                                                                            15,252,150
----------------------------------------------------------------------------------------
Texas  9.3%
Bexar Cnty. Hlth. Facs. Dev.
 Corp. Rev., Baptist Hlth. Sys.,
 Ser. A, M.B.I.A.                      Aaa        6.00        11/15/14        5,695          5,992,336
Dallas Ft. Worth, Regl. Arpt.
 Rev., F.G.I.C.,
 Ser. A                                Aaa        7.375       11/01/08        3,500          3,853,535
 Ser. A                                Aaa        7.375       11/01/09        3,500          3,853,535
Harris Cnty., Toll Rd. Rev.,
 Ref., F.G.I.C.                        Aaa        6.00        8/01/13        20,000(g)      21,078,200
Keller Indpt. Sch. Dist. Rev.          Aaa        6.00        8/15/23         3,970          4,132,095
Lakeway Mun. Util. Dist., Gen.
 Oblig., Ser. A, F.G.I.C.              Aaa        Zero        9/01/11         1,425            778,207
Matagorda Cnty. Nav. Dist. No. 1
 Rev., Houston Ltg. Pwr. Co.,
 A.M.B.A.C.                            Aaa        5.125       11/01/28        2,340          2,080,470
New Braunfels Indpt.,
 Sch. Dist. Rev.                       Aaa        Zero        2/01/10         2,335          1,397,147
 Sch. Dist. Rev.                       Aaa        Zero        2/01/11         2,365          1,333,009
Panhandle Regl. Hsg. Fin. Corp.
 Rev.,
 Mult. Fam. Hsg., Ser. A               A3         6.625       3/01/20         1,000            973,660
 Mult. Fam. Hsg., Ser. A               A3         6.75        3/01/31         4,000          3,898,520
Port Corpus Christi Auth. Rev.         A2         7.50        8/01/12         2,000          2,061,580
                                                                                         -------------
                                                                                            51,432,294

    See Notes to Financial Statements                                     17

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Utah  0.2%
Utah St. Brd. of Regents, Student
 Ln. Rev., Ser. F, A.M.B.A.C.,
 A.M.T.                                Aaa        7.00%       11/01/01   $    1,000(h)   $   1,027,740
----------------------------------------------------------------------------------------
Washington  2.2%
Washington St. Pub. Pwr. Supply
 Sys. Rev.,
 Nuclear Proj. No. 1, Ser. A,
 F.S.A.                                Aaa        7.00        7/01/08         4,000          4,485,920
 Nuclear Proj. No. 2, F.S.A.           Aaa        5.40        7/01/12         5,400(h)       5,376,456
 Nuclear Proj. No. 3, Ser. B,
 F.G.I.C.                              Aaa        Zero        7/01/06         3,000          2,200,530
                                                                                         -------------
                                                                                            12,062,906
----------------------------------------------------------------------------------------
West Virginia  0.4%
West Virginia St. Hosp. Fin.
 Auth., Oak Hill Hosp. Rev., Ser.
 B                                     NR         6.75        9/01/30         2,000          1,992,080
                                                                                         -------------
Total long-term investments (cost
 $535,862,530)                                                                             546,974,039
                                                                                         -------------
SHORT-TERM INVESTMENTS  4.8%
----------------------------------------------------------------------------------------
Georgia  0.9%
Bartow Cnty. Dev. Auth., Poll.
 Ctrl. Rev., Georgia Pwr. Co.,
 Ser. 98-2, F.R.D.D., A.M.T.           VMIG1      4.80        7/03/00         5,000(e)       5,000,000
----------------------------------------------------------------------------------------
Illinois
Madison Cnty. Env. Impvt. Rev.
 Shell Wood Riv. Refng., Ser. 97,
 F.R.D.D., A.M.T.                      VMIG1      4.70        7/03/00           200(e)         200,000
----------------------------------------------------------------------------------------
Kansas  0.1%
Butler Cnty. Solid Wst. Disp. &
 Congregation Rev., Ser. 96B,
 F.R.D.D., A.M.T.                      VMIG1      4.75        7/03/00           800(e)         800,000

    18                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Maryland
Maryland St. Energy Fin. Adm.
 Solid Wst. Disp. Rev., Ser.
 2000, F.R.D.D., A.M.T.                VMIG1      4.70%       7/03/00    $      200(e)   $     200,000
----------------------------------------------------------------------------------------
Michigan  0.2%
Michigan St. Strategic Fd. Ltd.
 Oblig. Rev., Dow Chem. Corp.
 Proj., Ser. 99, F.R.D.D., A.M.T.      P1         4.75        7/03/00         1,100(e)       1,100,000
----------------------------------------------------------------------------------------
New Mexico  0.5%
Farmington Poll. Ctrl. Rev.,
 Merlots, Ser. DD, F.R.D.D.            VMIG1      4.89        7/05/00         2,500(e)       2,500,000
----------------------------------------------------------------------------------------
Pennsylvania  1.4%
Emmaus Gen. Auth. Rev., Variable
 Rate Ln. Prog., Ser. 2000A,
 F.R.W.D.                              A-1(d)     4.85        7/06/00         7,500(e)       7,500,000
----------------------------------------------------------------------------------------
South Carolina  0.1%
Berkeley Cnty. Sch. Exmp. Fac.,
 Amoco Chem. Co. Proj., Ser. 97,
 F.R.D.D., A.M.T.                      VMIG1      4.70        7/03/00           600(e)         600,000
----------------------------------------------------------------------------------------
Texas  1.3%
Brazos River Auth. Poll. Ctrl.
 Rev., Texas Util. Elec. Co.,
 Ser. 95A, F.R.D.D., A.M.T.            VMIG1      4.70        7/03/00           500(e)         500,000
 Ser. 96C, F.R.D.D., A.M.T.            VMIG1      4.70        7/03/00           600(e)         600,000
Brazos River Harbor Nav. Dist.
 Rev., Dow Chem. Co. Proj.,
 Ser. 93, F.R.D.D., A.M.T.             P1         4.75        7/03/00           900(e)         900,000
 Ser. 97, F.R.D.D., A.M.T.             P1         4.75        7/03/00         4,600(e)       4,600,000
Gulf Coast Ind. Dev. Auth., Env.
 Facs. Rev., Ser. 1999, F.R.D.D.,
 A.M.T.                                VMIG1      4.75        7/03/00           500(e)         500,000
                                                                                         -------------
                                                                                             7,100,000

    See Notes to Financial Statements                                     19

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount          Value
Description (a)                        Rating     Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Virginia  0.3%
Campbell Cnty. Ind. Dev. Auth.
 Rev., Hadson Pwr., Ser. 90A,
 F.R.D.D., A.M.T.                      CPS1       4.70%       7/03/00    $    1,800(e)   $   1,800,000
                                                                                         -------------
Total short-term investments
 (cost $26,800,000)                                                                         26,800,000
                                                                                         -------------
Total Investments  103.7% (cost
 $562,662,530)                                                                             573,774,039
                                                                                         -------------
Liabilities in excess of other
 assets  (3.7)%                                                                            (20,692,224)
                                                                                         -------------
Net Assets  100%                                                                         $ 553,081,815
                                                                                         -------------
                                                                                         -------------

    20                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.
------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.C.A.--American Capital Access
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
(g) Represents when-issued or extended settlement security.
(h) Segregated as collateral for when-issued or extended settlement security.
(i) Private placement.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     21

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                       June 30,
                                         2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $562,662,530)                           $ 573,774,039
Receivable for investments sold                                         8,982,790
Interest receivable                                                     8,725,082
Receivable for Fund shares sold                                         1,151,093
Deferred expenses and other assets                                         12,012
Unrealized appreciation on interest rate swaps (Notes 1 and 4)             10,063
Due from broker-variation margin                                            4,376
                                                                    -------------
      Total assets                                                    592,659,455
                                                                    -------------
LIABILITIES
Bank overdraft                                                          3,904,120
Payable for investments purchased                                      32,847,074
Payable for Fund shares reacquired                                      1,839,271
Dividends payable                                                         380,127
Accrued expenses                                                          273,839
Management fee payable                                                    203,993
Distribution fee payable                                                  129,216
                                                                    -------------
      Total liabilities                                                39,577,640
                                                                    -------------
NET ASSETS                                                          $ 553,081,815
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Common stock, at par                                             $     372,232
   Paid-in capital in excess of par                                   545,803,556
                                                                    -------------
                                                                      546,175,788
   Accumulated net realized loss on investments                        (4,191,920)
   Net unrealized appreciation on investments                          11,097,947
                                                                    -------------
Net assets, June 30, 2000                                           $ 553,081,815
                                                                    -------------
                                                                    -------------

    22                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($480,871,402 /
      32,373,177 shares of common stock issued and outstanding)            $14.85
   Maximum sales charge (3% of offering price)                                .46
                                                                    -------------
   Maximum offering price to public                                        $15.31
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($69,185,928 / 4,646,776 shares of common stock issued and
      outstanding)                                                         $14.89
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($2,261,519 /
      151,895 shares of common stock issued and outstanding)               $14.89
   Sales charge (1% of offering price)                                        .15
                                                                    -------------
   Offering price to public                                                $15.04
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($762,966 / 51,385 shares of common stock issued and
      outstanding)                                                         $14.85
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     23

       Prudential National Municipals Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $17,081,337
                                                                    -------------
Expenses
   Management fee                                                      1,364,035
   Distribution fee--Class A                                             599,559
   Distribution fee--Class B                                             204,857
   Distribution fee--Class C                                               9,257
   Transfer agent's fees and expenses                                    226,000
   Custodian's fees and expenses                                          74,000
   Reports to shareholders                                                72,000
   Registration fees                                                      24,000
   Audit fee                                                              19,000
   Directors' fees and expenses                                           19,000
   Legal fees and expenses                                                12,000
   Insurance expense                                                       6,000
   Miscellaneous                                                          16,714
                                                                    -------------
      Total expenses                                                   2,646,422
   Less: Custodian fee credit                                             (2,862)
                                                                    -------------
      Net expenses                                                     2,643,560
                                                                    -------------
Net investment income                                                 14,437,777
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                            (2,188,253)
   Financial futures contracts                                          (751,498)
                                                                    -------------
                                                                      (2,939,751)
                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         8,036,084
   Financial futures                                                     (83,000)
   Interest rate swaps                                                    10,063
                                                                    -------------
                                                                       7,963,147
                                                                    -------------
Net gain on investment transactions                                    5,023,396
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $19,461,173
                                                                    -------------
                                                                    -------------

    24                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                               Six Months Ended       Year Ended
                                                   June 30,          December 31,
                                                     2000                1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $ 14,437,777        $  31,601,128
   Net realized loss on investment
      transactions                                 (2,939,751)            (373,416)
   Net change in unrealized appreciation
      (depreciation) on investments                 7,963,147          (47,339,939)
                                               ----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                    19,461,173          (16,112,227)
                                               ----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                     (12,355,388)         (25,956,731)
      Class B                                      (2,005,145)          (5,456,913)
      Class C                                         (57,241)            (116,079)
      Class Z                                         (20,003)             (71,405)
                                               ----------------    -----------------
                                                  (14,437,777)         (31,601,128)
                                               ----------------    -----------------
   Distributions in excess of net investment
      income
      Class A                                              --             (100,946)
      Class B                                              --              (18,963)
      Class C                                              --                 (619)
      Class Z                                              --                 (176)
                                               ----------------    -----------------
                                                           --             (120,704)
                                               ----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 5 & 6):
   Net proceeds from shares sold                   39,758,276          280,554,937
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 8,792,012           19,573,958
   Cost of shares reacquired                      (95,041,926)        (261,665,210)
                                               ----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                     (46,491,638)          38,463,685
                                               ----------------    -----------------
Total decrease                                    (41,468,242)          (9,370,374)
NET ASSETS
Beginning of period                               594,550,057          603,920,431
                                               ----------------    -----------------
End of period                                    $553,081,815        $ 594,550,057
                                               ----------------    -----------------
                                               ----------------    -----------------

    See Notes to Financial Statements                                     25

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or
    26

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures
                                                                          27

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.

      Dividends and Distributions:    Dividends from net investment income are
declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
    28

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with the Prudential Investment Corporation ('PIC'). The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million,
 .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund up to and including $250 million, .226% of 1% of the next $250 million, .203 of 1% of the next $500 million, .181% of the next $250 million, .160% of 1% of the next $250 million and .141% of 1% over 1.5 billion. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of
                                                                          29

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 2000.

      PIMS has advised the Fund that it received approximately $17,000 and $100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2000, it received approximately $72,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 2000, the Fund incurred fees of approximately $189,300 for the services of PMFS. As of June 30, 2000, approximately $30,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
    30

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2000, were $328,551,014 and $353,313,814, respectively.

      The federal income tax basis of the Fund's investments at June 30, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $11,111,509 (gross unrealized appreciation--$17,978,787; gross unrealized depreciation--$6,867,278).

      For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $922,000 which expires in 2007. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.

      During the six months ended June 30, 2000, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2000 are as follows:

                                                  Value at       Value at
Number of                         Expiration       Trade         June 30,        Unrealized
Contracts           Type             Date           Date           2000         Depreciation
---------     ----------------    -----------    ----------     ----------     --------------
              Short Position:
               U.S. Treasury
    28             Index          Sept. 2000     $2,702,000     $2,725,625        $(23,625)
                                                                               --------------
                                                                               --------------

      The Fund entered into a swap agreement with Morgan Stanley Capital Services, Inc. The Fund receives the fixed rate each June 29 and December 29 up to and including December 29, 2010 (the 'Termination Date') and the Fund pays the Bond Market AssociationE Municipal Swap Index announced by Municipal Market Data each Wednesday, or if such day is not a New York Business Day, then the next New York Business Day during the Calculation Period (the 'Determination Date').

      Details of open interest rate swaps at June 30, 2000 are as follows:

Notional
 Amount                               Fixed           Floating        Termination      Unrealized
 (000)             Type                Rate             Rate             Date         Appreciation
--------     -----------------    --------------    ------------     -------------    -------------
$ 16,000     Forward Rate            5.2525%           B.M.A.          12/29/10          $10,063

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will
                                                                          31

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2000:
Shares sold                                                   2,547,061    $   37,339,021
Shares issued in reinvestment of dividends and
  distributions                                                 517,475         7,589,385
Shares reacquired                                            (5,556,324)      (81,592,432)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion         (2,491,788)      (36,664,026)
Shares issued upon conversion from Class B                      999,722        14,699,358
                                                       ----------------    --------------
Net decrease in shares outstanding                           (1,492,066)   $  (21,964,668)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                  10,154,359    $  150,151,142
Shares issued in connection with reorganization
   (Note 6)                                                   5,719,568        92,139,437
Shares issued in reinvestment of dividends and
   distributions                                              1,049,415        16,182,668
Shares reacquired                                           (13,662,479)     (212,057,236)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion          3,260,863        46,416,011
Shares issued upon conversion from Class B                      595,834         9,168,416
                                                       ----------------    --------------
Net increase in shares outstanding                            3,856,697    $   55,584,427
                                                       ----------------    --------------
                                                       ----------------    --------------
Class B
----------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                     141,393    $    2,073,895
Shares issued in reinvestment of dividends and
  distributions                                                  78,217         1,149,576
Shares reacquired                                              (829,602)      (12,193,597)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion           (609,992)       (8,970,126)
Shares reacquired upon conversion into Class A                 (997,290)      (14,699,358)
                                                       ----------------    --------------
Net decrease in shares outstanding                           (1,607,282)   $  (23,669,484)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                     826,622    $   10,991,293
Shares issued in connection with reorganization
  (Note 6)                                                    1,236,086        19,953,535
Shares issued in reinvestment of dividends and
  distributions                                                 209,350         3,243,633
Shares reacquired                                            (2,859,392)      (44,047,247)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion           (587,334)       (9,858,786)
Shares reacquired upon conversion into Class A                 (594,471)       (9,168,416)
                                                       ----------------    --------------
Net decrease in shares outstanding                           (1,181,805)   $  (19,027,202)
                                                       ----------------    --------------
                                                       ----------------    --------------

    32

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2000:
Shares sold                                                         766    $       11,222
Shares issued in reinvestment of dividends and
  distributions                                                   2,419            35,541
Shares reacquired                                               (58,661)         (861,390)
                                                       ----------------    --------------
Net decrease in shares outstanding                              (55,476)   $     (814,627)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 1999:
Shares sold                                                      91,530    $    1,390,702
Shares issued in connection with reorganization
  (Note 6)                                                       29,355           473,862
Shares issued in reinvestment of dividends and
  distributions                                                   5,874            90,815
Shares reacquired                                               (62,002)         (958,956)
                                                       ----------------    --------------
Net increase in shares outstanding                               64,757    $      996,423
                                                       ----------------    --------------
                                                       ----------------    --------------
Class Z
----------------------------------------------------
Six months ended June 30, 2000:
Shares sold                                                      22,851    $      334,138
Shares issued in reinvestment of dividends and
   distributions                                                  1,194            17,510
Shares reacquired                                               (26,869)         (394,507)
                                                       ----------------    --------------
Net decrease in shares outstanding                               (2,824)   $      (42,859)
                                                       ----------------    --------------
                                                       ----------------    --------------
January 22, 1999(a) through
  December 31, 1999:
Shares sold                                                     210,908    $    3,262,799
Shares issued in connection with reorganization
  (Note 6)                                                      136,091         2,192,167
Shares issued in reinvestment of dividends and
  distributions                                                   3,661            56,842
Shares reacquired                                              (296,451)       (4,601,771)
                                                       ----------------    --------------
Net increase in shares outstanding                               54,209    $      910,037
                                                       ----------------    --------------
                                                       ----------------    --------------

---------------
(a) Commencement of offering of Class Z shares.
Note 6. Reorganization
On August 26, 1998, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Maryland Series ('Maryland Series') and the Prudential Municipal Series Fund Michigan Series ('Michigan Series') in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Maryland and Michigan Series. The Plan also provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Municipal Bond Fund--Intermediate Series
                                                                          33

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

('Intermediate Series') in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Intermediate Series.

      The Plan was approved by the shareholders of the Maryland, Michigan and Intermediate Series at a shareholder meeting held on January 14, 1999. The reorganization took place on January 22, 1999. The Maryland, Michigan and Intermediate Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                                              National Municipals
           Maryland Series:                           Fund                  Value
Class A                       1,545,436     Class A        1,074,419     $17,304,069
    B                           930,543           A          647,510      10,432,984
    C                            11,019           A            7,667         123,541
           Michigan Series:
Class A                       2,459,122           A        1,845,487      29,729,243
    B                         1,640,985           A        1,230,484      19,826,554
    C                            43,799           A           32,842         529,193
         Intermediate Series:
Class A                       1,302,336           A          881,159      14,193,853
    B                         1,830,315           B        1,236,086      19,953,535
    C                            43,467           C           29,355         473,862
    Z                           201,141           Z          136,091       2,192,167

      The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                                             Unrealized
                                                           Net Assets       Appreciation
                                                           -----------      -------------
Maryland Series                                            $27,860,594       $ 2,342,040
Michigan Series                                             50,084,990         4,856,230
Intermediate Series                                         36,813,417         1,858,582

      The aggregate net assets of the National Municipals Fund immediately before the acquisition was $607,552,044.
    34

       Prudential National Municipals Fund, Inc.

 Financial
        Highlights

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  14.72
                                                                  ----------------
Income from investment operations
Net investment income                                                      .37
Net realized and unrealized gain (loss) on investment
   transactions                                                            .13
                                                                  ----------------
      Total from investment operations                                     .50
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.37)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                 (.37)
                                                                  ----------------
Net asset value, end of period                                        $  14.85
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          3.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $480,871
Average net assets (000)                                              $482,282
Ratios to average net assets:
   Expenses, including distribution fees                                   .90%(d)
   Expenses, excluding distribution fees                                   .65%(d)
   Net investment income                                                  5.15%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  59%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    36                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
      1999                1998                 1997                 1996                 1995
---------------------------------------------------------------------------------------------------------
    $  16.06            $  16.12             $  15.56             $  15.98             $  14.42
----------------    ----------------     ----------------     ----------------     ----------------
         .76                 .79                  .81(b)               .82(b)               .81(b)
       (1.34)                .06                  .67                 (.42)                1.57
----------------    ----------------     ----------------     ----------------     ----------------
        (.58)                .85                 1.48                  .40                 2.38
----------------    ----------------     ----------------     ----------------     ----------------
        (.76)               (.79)                (.81)                (.82)                (.81)
          --(c)               --(c)              (.01)                  --(c)              (.01)
          --                (.12)                (.10)                  --                   --
----------------    ----------------     ----------------     ----------------     ----------------
        (.76)               (.91)                (.92)                (.82)                (.82)
----------------    ----------------     ----------------     ----------------     ----------------
    $  14.72            $  16.06             $  16.12             $  15.56             $  15.98
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
       (3.69)%              5.41%                9.80%                2.66%               16.91%
    $498,428            $481,926             $493,178             $502,739             $538,145
    $531,603            $483,759             $491,279             $508,159             $446,350
         .86%                .73%                 .70%(b)              .68%(b)              .75%(b)
         .61%                .63%                 .60%(b)              .58%(b)              .65%(b)
        4.88%(d)            4.89%                5.15%(b)             5.31%(b)             5.34%(b)
          30%                 23%                  38%                  46%                  98%

    See Notes to Financial Statements                                     37

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class B
                                                                 -----------------
                                                                 Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 14.75
                                                                     --------
Income from investment operations
Net investment income                                                     .36
Net realized and unrealized gain (loss) on investment
   transactions                                                           .14
                                                                     --------
      Total from investment operations                                    .50
                                                                     --------
Less distributions
Dividends from net investment income                                     (.36)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
      Total distributions                                                (.36)
                                                                     --------
Net asset value, end of period                                        $ 14.89
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                         3.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $69,186
Average net assets (000)                                              $82,393
Ratios to average net assets:
   Expenses, including distribution fees                                 1.15%(d)
   Expenses, excluding distribution fees                                  .65%(d)
   Net investment income                                                 4.89%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    38                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------
    $  16.10             $  16.16             $  15.60             $  16.02             $  14.45
----------------     ----------------     ----------------     ----------------     ----------------
         .73                  .73                  .75(b)               .76(b)               .76(b)
       (1.35)                 .06                  .67                 (.42)                1.58
----------------     ----------------     ----------------     ----------------     ----------------
        (.62)                 .79                 1.42                  .34                 2.34
----------------     ----------------     ----------------     ----------------     ----------------
        (.73)                (.73)                (.75)                (.76)                (.76)
          --(c)                --(c)              (.01)                  --(c)              (.01)
          --                 (.12)                (.10)                  --                   --
----------------     ----------------     ----------------     ----------------     ----------------
        (.73)                (.85)                (.86)                (.76)                (.77)
----------------     ----------------     ----------------     ----------------     ----------------
    $  14.75             $  16.10             $  16.16             $  15.60             $  16.02
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (3.98)%               4.99%                9.35%                2.26%               16.49%
    $ 92,265             $119,698             $141,528             $168,185             $222,865
    $118,044             $131,195             $151,938             $193,312             $252,313
        1.11%                1.13%                1.10%(b)             1.08%(b)             1.15%(b)
         .61%                 .63%                 .60%(b)              .58%(b)              .65%(b)
        4.62%                4.49%                4.75%(b)             4.91%(b)             4.96%(b)

    See Notes to Financial Statements                                     39

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                 Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 14.75
                                                                      -------
Income from investment operations
Net investment income                                                     .34
Net realized and unrealized gain (loss) on investment
   transactions                                                           .14
                                                                      -------
      Total from investment operations                                    .48
                                                                      -------
Less distributions
Dividends from net investment income                                     (.34)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                (.34)
                                                                      -------
Net asset value, end of period                                        $ 14.89
                                                                      -------
                                                                      -------
TOTAL RETURN(a):                                                         3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 2,262
Average net assets (000)                                              $ 2,482
Ratios to average net assets:
   Expenses, including distribution fees                                 1.40%(d)
   Expenses, excluding distribution fees                                  .65%(d)
   Net investment income                                                 4.64%(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    40                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------
     $16.10               $16.16               $15.60               $16.02               $14.44
    -------              -------              -------              -------              -------
        .69                  .69                  .71(b)               .72(b)               .72(b)
      (1.35)                 .06                  .67                 (.42)                1.59
    -------              -------              -------              -------              -------
       (.66)                 .75                 1.38                  .30                 2.31
    -------              -------              -------              -------              -------
       (.69)                (.69)                (.71)                (.72)                (.72)
         --(c)                --(c)              (.01)                  --(c)              (.01)
         --                 (.12)                (.10)                  --                   --
    -------              -------              -------              -------              -------
       (.69)                (.81)                (.82)                (.72)                (.73)
    -------              -------              -------              -------              -------
     $14.75               $16.10               $16.16               $15.60               $16.02
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
      (4.22)%               4.73%                9.08%                2.01%               16.22%
     $3,060               $2,296               $  825               $  772               $  403
     $2,643               $1,555               $  758               $  674               $  247
       1.36%                1.38%                1.35%(b)             1.33%(b)             1.40%(b)
        .61%                 .63%                 .60%(b)              .58%(b)              .65%(b)
       4.39%                4.23%                4.50%(b)             4.67%(b)             4.66%(b)

    See Notes to Financial Statements                                     41

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                              Class Z
                                                ------------------------------------
                                                                      January 22,
                                                                        1999(d)
                                                 Six Months             Through
                                                    Ended            December 31,
                                                June 30, 2000            1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 14.71              $ 16.11
                                                -------------           -------
Income from investment operations
Net investment income                                  .39                  .73
Net realized and unrealized gain (loss) on
   investment transactions                             .14                (1.40)
                                                -------------           -------
      Total from investment operations                 .53                 (.67)
                                                -------------           -------
Less distributions
Dividends from net investment income                  (.39)                (.73)
Distributions in excess of net investment
income                                                  --                   --(c)
Distributions from net realized gains                   --                   --
                                                -------------           -------
      Total distributions                             (.39)                (.73)
                                                -------------           -------
Net asset value, end of period                     $ 14.85              $ 14.71
                                                -------------           -------
                                                -------------           -------
TOTAL RETURN(a):                                      3.69%               (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $   763              $   797
Average net assets (000)                           $   745              $ 1,391
Ratios to average net assets:
   Expenses, including distribution fees               .65%(e)              .64%(e)
   Expenses, excluding distribution fees               .65%(e)              .64%(e)
   Net investment income                              5.40%(e)             5.45%(e)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
    42                                     See Notes to Financial Statements

Prudential National Municipals Fund, Inc.

         Getting the Most From Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential National Municipals Fund, Inc.

           Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

                           www.prudential.com (800) 225-1852
For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols         NASDAQ        CUSIP
          Class A    PRNMX       743918203
          Class B    PBHMX       743918104
          Class C    PNMCX       743918302
          Class Z     N/A        743918401

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF104E2    743918203    743918104    743918302    743918401